Rule 497(e)
                                                File No. 33-59692


                         RYDEX SERIES TRUST

                  Supplement dated January 16, 1997
                                 to
                 Prospectus dated November 1, 1996,
                   as Supplemented January 2, 1997


   The following paragraph is inserted after the fourth paragraph under "Determination of Net Asset Value" at page 33 in the
   Prospectus:

        On days when the CBOT is closed during its usual business hours, but the shares of the Bond Fund or Juno Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund or Juno Fund which are traded on the CBOT are valued, at the earlier of (i) the time of the execution of the last trade of the day for the Bond Fund or Juno Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund or Juno Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund or Juno Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.